                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               ________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         MERKERT AMERICAN CORPORATION
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)


                DELAWARE                                  04-3411833
                --------                                  ----------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


               490 TURNPIKE STREET, CANTON, MASSACHUSETTS  02021
               -------------------------------------------------
               (Address of principal executive offices) (zip code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. [_]                                   box. [X]


Securities Act registration statement file number to which this form relates:
333-53419
---------------
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                                               Name of Each Exchange on
Title of Each Class to be so Registered  Which Each Class is to be Registered
---------------------------------------  ------------------------------------

NOT APPLICABLE.


Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.01 PAR VALUE
                         -----------------------------
                               (Title of Class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

     A description of the Common Stock of the Registrant is set forth in the Prospectus that constitutes part of the Form S-1 Registration Statement of the Registrant, filed under the Securities Act of 1933 with the Securities and Exchange Commission on May 22, 1998, Registration No. 333-53419, as amended and including all exhibits thereto (the "Registration Statement"), which is incorporated herein by reference for all purposes.


Item 2.  Exhibits
         --------

     1. Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 filed with the Registration Statement, as amended).

     2. Amended and Restated By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 filed with the Registration Statement, as amended).

     3. Specimen certificate for Common Stock of the Registrant (incorporated herein by reference to Exhibit 4.1 filed with the Registration Statement, as amended).

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              MERKERT AMERICAN CORPORATION



                              By: /s/ James L. Monroe
                                  -------------------
                                  James L. Monroe
                                  President

July 22, 1998